UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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ART’S-WAY MANUFACTURING CO., INC.

 (Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ART’S-WAY MANUFACTURING CO., INC.

5556 Highway 9

Armstrong, Iowa, 50514-0288

Ph: (712) 864-3131

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON TUESDAY, APRIL 29, 2014

To our Stockholders:

The 2014 Annual Meeting of the Stockholders (the “2014 Annual Meeting”) of Art’s-Way Manufacturing Co., Inc. (the “Company”) will be held on Tuesday, April 29, 2014, at the  offices of the Company, located at 5556 Highway 9, Armstrong, Iowa, 50514-0288. Registration for the 2014 Annual Meeting will begin at 9:45 a.m. Central Time (“CT”). The 2014 Annual Meeting will commence at approximately 10:00 a.m. CT. The purposes of the 2014 Annual Meeting are to:

(1)	Elect seven (7) directors to our Board of Directors to serve until the next annual meeting of stockholders or until such time as their successors are elected and qualified;

(2)	Consider and vote upon a proposal to ratify the appointment of Eide Bailly LLP as the Company’s independent registered public accountant for the 2014 fiscal year; and

(3)	Consider and vote upon, on a non-binding and advisory basis, named executive officer compensation.

Any action may be taken on any one of the foregoing proposals at the 2014 Annual Meeting on the date specified above, or on any date or dates to which the 2014 Annual Meeting may be adjourned. The Board of Directors is not aware of any other business to come before the 2014 Annual Meeting. The foregoing proposals are described more fully in the enclosed proxy statement (the “Proxy Statement”). If you have any questions regarding the information contained in the Proxy Statement or regarding the completion of the enclosed proxy card or would like directions to the 2014 Annual Meeting, please call the Company at (712) 864-3131.

Only stockholders that were listed on the Company’s records at the close of business on Tuesday, March 4, 2014, the record date set by the Board of Directors for the 2014 Annual Meeting, are entitled to notice of the 2014 Annual Meeting and to vote at the 2014 Annual Meeting and any adjournments thereof. The stock transfer books of the Company will not be closed.

All stockholders are cordially invited to attend the 2014 Annual Meeting in person. However, to ensure the presence of a quorum, the Board of Directors requests all stockholders of record to promptly complete, sign, date and return the enclosed proxy card, which is solicited by the Board of Directors, whether or not you plan to attend the 2014 Annual Meeting. The proxy is revocable and will not be used if you attend and vote at the 2014 Annual Meeting in person or otherwise provide notice of your revocation. Please mail your executed proxy card to the Company’s stock transfer agent in the enclosed envelope.

By order of the Board of Directors,

/s/ J. Ward McConnell, Jr.

Chairman of the Board and Director

Armstrong, Iowa

March 25, 2014

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE

COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER

TO ENSURE A QUORUM. AN ADDRESSED ENVELOPE IS ENCLOSED FOR

YOUR CONVENIENCE.

NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to be Held on April 29, 2014:

The Notice, Proxy Statement, Form of Proxy Card, and Annual Report on Form 10-K are available at

http://www.artsway-mfg.com/investor-relations/

Proxy Statement

2014 Annual Meeting of Stockholders

Tuesday, April 29, 2014

10:00 a.m. CT

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors of Art’s-Way Manufacturing Co., Inc., a Delaware corporation (the “Company”), for use at the 2014 Annual Meeting of Stockholders of the Company to be held on Tuesday, April 29, 2014 (the “2014 Annual Meeting”), and at any adjournment thereof. The 2014 Annual Meeting will be held at the offices of the Company, located at 5556 Highway 9, Armstrong, Iowa, 50514-0288. Registration for the 2014 Annual Meeting will begin at approximately 9:45 a.m. Central Time (“CT”). The 2014 Annual Meeting will commence at approximately 10:00 a.m. CT. This solicitation is being made by mail; however, the Company may also use its officers, directors, and employees (without providing them with additional compensation) to solicit proxies from stockholders in person or by telephone or letter. Distribution of this Proxy Statement and the proxy card via U.S. Mail is scheduled to begin on or about March 25, 2014.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to be Held on April 29, 2014:

The Notice, Proxy Statement, Form of Proxy Card, and Annual Report on Form 10-K are available at

http://www.artsway-mfg.com/investor-relations/

QUESTIONS AND ANSWERS ABOUT THE 2014 ANNUAL MEETING AND VOTING

Q:	Why did I receive this proxy statement?

A:

The Company is soliciting your proxy vote at the 2014 Annual Meeting because you owned of record one or more shares of common stock of the Company at the close of business on Tuesday, March 4, 2014, the record date for the 2014 Annual Meeting, and are therefore entitled to vote at the 2014 Annual Meeting.

Q:	What is a proxy?

A:

A proxy is your legal designation of another person or persons (the “proxy” or “proxies,” respectively) to vote on your behalf. By completing and returning the enclosed proxy card, you are giving J. Ward McConnell, Jr. and David R. Castle, the proxies, the authority to vote your shares of common stock at the 2014 Annual Meeting in the manner you indicate on your proxy card. If you sign and return your proxy card, but do not give direction with respect to any nominee or other proposal, the proxies will vote your shares as recommended by the Board of Directors. The proxies are authorized to vote in their discretion if other matters are properly submitted at the 2014 Annual Meeting, or any adjournments thereof.

Q:	When and where is the 2014 Annual Meeting?

A:

The 2014 Annual Meeting will be held on Tuesday, April 29, 2014, at the  offices of the Company, located at 5556 Highway 9, Armstrong, Iowa, 50514-0288. Registration for the meeting will begin at approximately 9:45 a.m. CT. The 2014 Annual Meeting will commence at approximately 10:00 a.m. CT.

Q:	What am I voting on?

A:	You are voting on the following matters

•	Proposal 1 — The election of the seven (7) directors named in this Proxy Statement;
•	Proposal 2 — The ratification of the appointment of Eide Bailly LLP as the Company’s independent registered public accountant for the 2014 fiscal year; and
•	Proposal 3 — The approval, by a non-binding vote, of named executive officer compensation.

Q:	What does the Board recommend?

A:	The Board recommends a vote:

•	FOR — the election of the seven (7) directors named in this Proxy Statement;
•	FOR — the ratification of the appointment of Eide Bailly LLP as the Company’s independent registered public accountant for the 2014 fiscal year; and
•	FOR — the approval, by a non-binding vote, of named executive officer compensation.

Q:	How many votes do I have?

A:

On any matter which may properly come before the 2014 Annual Meeting, each stockholder entitled to vote thereon will have one (1) vote for each share of common stock owned of record by such stockholder as of the close of business on Tuesday, March 4, 2014.

Q:	How many shares of common stock may vote at the 2014 Annual Meeting?

A:

At the close of business on Tuesday, March 4, 2014, there were 4,046,552 outstanding shares of common stock. This means that there may be 4,046,552 votes on any matter presented at the 2014 Annual Meeting.

Q:	What vote is required to approve each of the Proposals?

A:

Proposal 1— Election of Directors — With respect to the election of directors, the seven (7) nominees receiving the greatest number of votes relative to the votes cast for the other nominees will be elected, regardless of whether an individual nominee receives votes from a majority of the quorum of shares represented (in person or by proxy) at the 2014 Annual Meeting and entitled to vote on the proposal. Although directors are elected by plurality vote, the presence (in person or by proxy) of stockholders representing an aggregate of at least a majority of the issued and outstanding shares of common stock is required to constitute a quorum for the election of directors.

Proposal 2 — Ratification of the Appointment of Eide Bailly LLP as the Company’s Independent Registered Public Accountant for the 2014 fiscal year — Provided a quorum of at least a majority of the issued and outstanding shares of common stock is present (in person or by proxy), the affirmative vote of the holders of a majority of the shares of common stock represented at the 2014 Annual Meeting (whether in person or by proxy) and entitled to vote on the proposal will result in the stockholders’ ratification of the appointment of Eide Bailly LLP as the Company’s independent registered public accountant for the 2014 fiscal year.

Proposal 3 — Approval, by a Non-Binding Vote, of Named Executive Officer Compensation — Provided a quorum of at least a majority of the issued and outstanding shares of common stock is present (in person or by proxy), the affirmative vote of the holders of a majority of the shares of common stock represented at the 2014 Annual Meeting (whether in person or by proxy) and entitled to vote on the proposal will result in the approval of the compensation of our named executive officer. However, this is an advisory vote, which means that the result of the vote is not binding on the Company, our Board of Directors or the Compensation and Stock Option Committee. To the extent there is any significant vote against our named executive officer compensation as disclosed in this proxy statement, the Compensation and Stock Option Committee will evaluate whether any actions are necessary to address the concerns of stockholders.

Q:	Do stockholders have cumulative voting rights?

A:

Stockholders do not have cumulative voting rights with respect to the election of directors or any other matter, which means that stockholders will not be able to cast all of their votes for a single director nominee. The cumulative voting method would entitle a stockholder to multiply the number of shares owned of record by such stockholder by the number of director positions being voted upon and then cast a number of votes equal to such total for only one nominee. Instead, stockholders will only be able to cast one vote per share owned of record for each director nominee (up to seven nominees) at the 2014 Annual Meeting. Accordingly, a holder of 100 shares will only be able to cast 100 shares for each nominee (up to the number of directorships up for election) and will not instead be able to cast 700 shares for a single nominee (or distribute votes in any other manner).

Q:	What constitutes a quorum?

A:

Transaction of business may occur at the 2014 Annual Meeting if a quorum is present. The presence in person or by proxy of stockholders holding at least a majority of the issued and outstanding shares of common stock is required to constitute a quorum. On Tuesday, March 4, 2014, the Company had 4,046,552 issued and outstanding shares of common stock and, therefore, the presence of 2,023,277 shares will constitute a quorum for the transaction of business at the 2014 Annual Meeting. If you submit a proxy or vote in person at the meeting, your shares will be counted in determining whether a quorum is present at the 2014 Annual Meeting. Broker non-votes and abstentions are also counted for the purpose of determining a quorum, as discussed below.

Q:	What is the effect of abstentions and withhold votes?

A:

You may either vote FOR or WITHHOLD authority to vote for each nominee for the Board of Directors (Proposal 1). If you withhold authority to vote on any or all nominees, your vote will have no effect on the outcome of the election. You may vote FOR, AGAINST or ABSTAIN on Proposals 2 and 3. If you abstain from voting on either of these proposals, your shares will be deemed present but will not be deemed to have voted in favor of the proposal. An abstention therefore has the same effect as a vote against the proposal.

If you just sign and submit your proxy card without voting instructions, your shares will be voted FOR each director nominee and FOR Proposals 2 and 3.

Q:	What is the effect of broker non-votes?

A:

Shares that are held by stock brokers in “street name” may be voted by the stock broker on “routine” matters, such as ratification of our independent registered public accountant. To vote on “non-routine” matters, the stock broker must obtain stockholder direction. When the stock broker does not vote the shares, the stock broker’s abstention is referred to as a “broker non-vote.”

Broker non-votes will be considered present for quorum purposes at the 2014 Annual Meeting. Brokers do not have discretion to vote shares for the election of directors, for the advisory vote on named executive officer compensation, or for any other non-routine matters that may be brought before the meeting. Accordingly, if your shares are held in street name and you do not submit voting instructions to your broker, your shares will not be voted for these proposals. Broker non-votes in connection with the election of directors are not deemed “votes cast,” and, since directors are elected by a plurality, will have no effect on the election. The shares underlying broker non-votes in connection with the vote on named executive officer compensation will not be deemed entitled to vote and, therefore, these broker non-votes will have no effect on the outcome of this proposal.

Brokers will have discretion to vote on the ratification of Eide Bailly LLP as the Company’s independent registered public accountant for the 2014 fiscal year if you do not provide voting instructions.

For any other business matters that may be brought before the meeting, the affirmative vote of a majority of the shares of the Company’s common stock present in person or by proxy at the 2014 Annual Meeting and entitled to vote on the proposal is required to pass the proposal. Broker non-votes will be counted as present for quorum purposes at the 2014 Annual Meeting, but will not be considered entitled to vote on non-routine matters, and will therefore not be treated as affirmative or opposing votes.

Q:	How do I vote my shares?

A:	If you are a stockholder of record, you may vote your shares of common stock at the 2014 Annual Meeting using either of the following methods:

•

Proxy Card. The enclosed proxy card is a means by which a stockholder may authorize the voting of his, her, its or their shares of common stock at the 2014 Annual Meeting. The shares of common stock represented by each properly executed proxy card will be voted at the 2014 Annual Meeting in accordance with the stockholder’s directions. The Company urges you to specify your choices by marking the appropriate boxes on the enclosed proxy card. After you have marked your choices, please sign and date the proxy card and mail the proxy card to the Company’s stock transfer agent, American Stock Transfer and Trust Company, in the enclosed envelope. If you sign and return the proxy card without specifying your choices, your shares will be voted FOR the Board of Director’s nominees for directors; FOR the ratification of the appointment of Eide Bailly LLP as the Company’s independent public accountant for the 2014 fiscal year; and FOR the approval, by a non-binding vote, of named executive officer compensation.

•

In person at the 2014 Annual Meeting. All stockholders of record as of Tuesday, March 4, 2014 may vote in person at the 2014 Annual Meeting. Even if you plan to attend the 2014 Annual Meeting, we recommend that you submit your proxy card ahead of time so that your vote can be counted if you later decide not to attend.

You are a “beneficial owner” of shares held in “street name,” rather than a “stockholder of record,” if your shares are held in the name of a stock broker, bank, trust or other nominee as a custodian, and this Proxy Statement and the accompanying Notice were forwarded to you by that organization. As a beneficial owner, you have the right to direct your stock broker, bank, trust or other nominee how to vote your shares. You may vote by proxy by completing the voting instruction form provided by your custodian. Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the 2014 Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the meeting.

Q:	Can I change my vote after I have mailed in my proxy card?

A:	Proxies solicited by the Board of Directors may be revoked at any time prior to the 2014 Annual Meeting. No specific form of revocation is required. You may revoke your proxy by:

•	Voting in person at the 2014 Annual Meeting;
•	Returning a later-dated signed proxy card; or
•

Giving personal or written notice of the revocation to the Company’s President, Chief Executive Officer and interim Chief Financial Officer, Carrie Majeski, at the commencement of the 2014 Annual Meeting.

If your shares are held in “street name” through a broker or other nominee, you will need to contact that nominee if you wish to change your voting instructions.

Q:	How will my shares be voted if I do not specify how they should be voted or if I vote for too few or too many choices on the proxy card?

A:

If you are a record holder and do not mark any choices for the election of directors on the proxy card, then the proxies solicited by the Board of Directors will be voted FOR the nominees recommended for election by the Board of Directors. You may wish to vote for less than seven (7) director candidates. In such case, your shares will only be voted for the director candidate(s) you have selected. If you mark contradicting choices on the proxy card, such as both FOR and WITHHOLD for a director candidate, your shares will not be voted with respect to the director candidate for which you marked contradicting choices.

If you are a record holder and do not mark a choice with respect to the approval of any proposal other than the election of directors, then the proxies solicited by the Board of Directors will be voted FOR the approval of Proposals 2 and 3. If you mark contradicting choices on your proxy card, such as a mark both FOR and AGAINST the approval of a proposal, then your shares will not be counted either for or against the proposal for which you have marked contradicting choices.

If you are a street name holder and do not submit specific voting instructions to your broker, the organization that holds your shares may generally vote your shares with respect to “routine” items, but not with respect to “non-routine” items. On non-routine items for which you do not submit specific voting instructions to your broker, the shares will be treated as “broker non-votes.” Broker non-votes will be counted for purposes of determining whether a quorum is present. The proposal to ratify the appointment of Eide Bailly LLP as our independent registered public accountant is considered routine and therefore may be voted upon by your broker if you do not give instructions to your broker. However, brokers will not have discretion to vote your shares on the election of directors or the advisory vote on named executive officer compensation. Accordingly, if your shares are held in street name and you do not submit voting instructions to your broker, the broker non-votes will not be considered “votes cast” for purposes of determining the outcome of the election of director nominees and will have no effect on the outcome of the election. Similarly, the shares underlying broker non-votes on Proposal 3 will not be considered entitled to vote and will have no effect on the outcome of this proposal.

Q:	Who can attend the 2014 Annual Meeting?

A:

All stockholders of record as of the close of business on Tuesday, March 4, 2014, may attend the 2014 Annual Meeting. If you are not a stockholder of record but hold shares through a broker, bank, trustee, or other nominee as custodian (i.e., in street name), we may request proof of your beneficial ownership as of the record date, such as an account statement, a copy of the voting instruction card provided by your custodian, a “legal proxy” provided by your custodian, or other similar evidence of ownership.

Q:	What is the record date for the 2014 Annual Meeting?

A:	The Board of Directors has fixed Tuesday, March 4, 2014, as the record date.

Q:	Who will count the votes?

A:

All proxies submitted to the Company will be tabulated by our stock transfer agent, American Stock Transfer and Trust Company. All shares voted by stockholders of record present in person at the 2014 Annual Meeting will be tabulated by our Director of Finance.

Q:	Who is paying for this proxy solicitation?

A:

The entire cost of this proxy solicitation will be borne by the Company. The cost will include the cost of supplying necessary additional copies of the solicitation materials for beneficial owners of shares held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such record holders for completing the mailing of such materials to such beneficial owners. Our directors, executive officers and employees may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

Q:	How do I nominate a candidate for election as a director at next year’s Annual Meeting?

A:

You may recommend a candidate for nomination by the Board of Directors at the 2015 Annual Meeting by following the procedures explained below in this Proxy Statement under the caption “CORPORATE GOVERNANCE - Selection of Director Nominees” and contained in the rules and regulations of the Securities and Exchange Commission (the “SEC”). You may directly nominate a candidate for election at the 2015 Annual Meeting by following the procedures explained below in response to the question “When are stockholder proposals and director nominations due for the 2015 Annual Meeting?”

Q:	What is a stockholder proposal?

A:

A stockholder proposal is your recommendation or requirement that the Company and/or the Board of Directors take action, which you intend to present at a meeting of the stockholders. Your proposal should state as clearly as possible the course of action that you believe the Company should follow. If your proposal is included in the Company’s proxy statement, then the Company must also provide the means for stockholders to vote on the matter via the proxy card. The deadlines and procedures for submitting stockholder proposals for the 2015 Annual Meeting are explained in the following question and answer. The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Q:	When are stockholder proposals and director nominations due for the 2015 Annual Meeting?

A:

In order to be considered for inclusion in next year’s proxy statement, stockholder proposals must be submitted in writing to the Company no later than November 25, 2014 (approximately 120 days prior to the one year anniversary of the mailing of this Proxy Statement). The Company suggests that proposals for the 2015 Annual Meeting of Stockholders be submitted by certified mail, return receipt requested. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the SEC under the Securities Exchange Act of 1934, as amended.

Stockholders who intend to present a proposal or director nomination at the 2015 Annual Meeting of Stockholders without including such proposal or nomination in the Company’s proxy statement must, pursuant to the Company’s Bylaws, deliver to the Company notice of such proposal no earlier than January 25, 2015 (approximately 90 days prior to the one year anniversary of this year’s meeting) and no later than February 23, 2015 (approximately 60 days prior to the one year anniversary of this year’s meeting). The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

If a stockholder proposal intended to be submitted to the 2015 Annual Meeting of Stockholders does not comply, as determined in the Chairman’s discretion, with the timeframes and other procedures established by the Company’s Bylaws, the proposal will be disregarded.

PROPOSALS TO BE VOTED UPON

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors (the “Board”) is currently composed of seven directors. Seven directors will be elected at the 2014 Annual Meeting to hold office until the 2015 Annual Meeting of Stockholders or until the successor of each shall be elected and qualified in accordance with the Company’s Bylaws. Proxies cannot be voted for a greater number of persons than the number of nominees named. All seven of the nominees named herein are presently serving as members of the Board. The Company has no reason to believe that any of the director nominees named below will be unable or unwilling to serve as director if elected. If for any reason any nominee withdraws or is unable to serve as director (neither of which is expected at this time), the shares represented by all valid proxies will be voted for the election of a substitute nominee recommended by the Board or the Board may reduce the size of the Board.

The seven nominees receiving the greatest number of affirmative votes cast will be elected as directors. Except as otherwise directed on the proxy cards, the proxies will vote all valid proxies for the seven nominees identified below.

Nominees for Election as Directors at the 2014 Annual Meeting

The Board has recommended the following persons as nominees for election as directors at the 2014 Annual Meeting:

Nominee Name	Age (as of Annual Meeting)	Year First Became a Director
J. Ward McConnell, Jr.	82	1996
Marc H. McConnell	35	2001
Thomas E. Buffamante	61	2003
David R. Castle	64	2000
Joseph R. Dancy	59	2012
James Lynch	68	2006
Douglas McClellan	63	1987

Certain biographical information relating to each of the director nominees is set forth below:

J. WARD McCONNELL, JR., Chairman of the Board, Director. Mr. McConnell has been a private investor for more than ten years. Mr. McConnell was a director of the Company from 1996 to 2001 and returned in and has served since February 2002. Our Vice Chairman and director, Marc H. McConnell, is the son of Mr. McConnell. Mr. McConnell has been the Chairman of the Board since 2002 and currently resides in Fort Myers, Florida. Among other attributes, skills, and qualifications, the Board believes that Mr. McConnell is uniquely qualified to serve as a director due to his extensive experience in the farm equipment manufacturing industry throughout his career.

MARC H. McCONNELL, Vice Chairman of the Board, Director. Mr. McConnell is currently the President of Bauer Corporation and a director of McConnell Holdings, Inc. and Mountain Aircraft Services, Inc., all companies owned by J. Ward McConnell, Jr. Mr. McConnell is also currently Chairman of West Town Savings Bank, located in Chicago, Illinois, and has served as a director of that bank since 2009. He has served as a director of the American Ladder Institute since 2004 and served as President from 2006-2010. Mr. McConnell was also named a director of the Farm Equipment Manufacturers Association in October 2007 and currently serves as the Association’s President. Mr. McConnell was appointed to the Company’s Board in July 2001 and has served as Vice Chairman of the Board since January 2008. He is the son of our Chairman and director, J. Ward McConnell, Jr., and currently resides in Kinston, North Carolina. Among other attributes, skills, and qualifications, the Board believes that Mr. McConnell’s involvement and experience in the farm equipment manufacturing industry, particularly in leadership positions with similarly situated companies, contribute to his ability to understand the challenges and opportunities facing the Company and to guide its long-term strategies.

THOMAS E. BUFFAMANTE, Director. Mr. Buffamante is a Certified Public Accountant and Director of Buffamante Whipple Buttafaro, P.C., where he has been a director and stockholder of the firm since 1981. Mr. Buffamante has been a director of the Company since 2003, was appointed to our Audit Committee in 2011, and has served as the Chairman of the Audit Committee since April 2012. He currently resides in Great Valley, New York. Among other attributes, skills, and qualifications, the Board believes that Mr. Buffamante is qualified to serve as a director in light of his ability to understand generally accepted accounting principles, internal control over financial reporting, and disclosure controls and procedures, his experience in analyzing and evaluating financial statements, and his ability to provide oversight with regard to tax filings, tax accruals, and other tax matters.

DAVID R. CASTLE, Director. Mr. Castle is the retired Director of Operations Worldwide for Avery Weigh-Tronix, LLC.  Mr. Castle also serves on the board of directors of the non-profit Peterborough Tai Chi Association.  Mr. Castle previously served on the Board from 2000 through 2012, during which time he served as the Chairman of the Audit Committee and a member of the Compensation and Stock Option Committee. Mr. Castle rejoined the Board in January 2013 and currently serves as the Chairman of the Compensation and Stock Option Committee. He resides in Ontario, Canada. Among other attributes, skills, and qualifications, the Board believes that Mr. Castle’s previous experience as a Director of Operations of a manufacturing company allows him to make a valuable contribution to the oversight of the Company’s operations, and enables him to identify and understand trends presented in the Company’s financial statements and results of operations.

JOSEPH R. DANCY, Director. Mr. Dancy is President of LSGI Advisors Inc., a Dallas-based investment advisory firm that specializes in investments in small publicly traded companies, many of which are in the energy and agricultural sectors. He also teaches Oil & Gas Law and Oil & Gas Environmental Law as an adjunct professor at Southern Methodist University School of Law in Dallas. He has a Metallurgical Engineering degree from Michigan Technological University, an MBA from the University of Michigan, and a Juris Doctorate from Oklahoma City University. Mr. Dancy was appointed to the Company’s Audit Committee in January 2013. Among other attributes, skills, and qualifications, the Board believes Mr. Dancy will make valuable contributions as a director because his experience allows him to analyze the competitive positions of small public companies, national and global trends in the agricultural sector, as well as legal and regulatory developments that may impact the agricultural/biofuel industries.

JAMES LYNCH, Director. Mr. Lynch served as the Chief Executive Officer and General Manager of Rydell Chevrolet from 1989 through 1998. He was named President of Rydell Enterprises in 1999 and became Secretary-Treasurer of Rydell Development in 2001. He is an owner of automobile dealerships on the West Coast. Mr. Lynch has been a director of the Company since 2006 and currently serves on the Compensation and Stock Option Committee. He currently resides in Elmira, New York. Among other attributes, skills, and qualifications, the Board believes that Mr. Lynch’s leadership experience allows him to identify operations and management strategies that may benefit the Company.

DOUGLAS McCLELLAN, Director. Mr. McClellan currently serves as President of Filtration Unlimited of Akron, New York, where he has held various positions for over seven years. He is a member of our Compensation and Stock Option Committee and Audit Committee. Mr. McClellan has been a director of the Company since 1987 and currently resides in Clarence, New York. Among other attributes, skills, and qualifications, the Board believes that Mr. McClellan makes unique contributions as a director because he has experience leading a company that is focused on providing exceptional service to its customers and, like the Company, offers custom-manufactured products as necessary.

Required Vote and Board Recommendation

If a quorum is present, the affirmative vote of a plurality of the shares of common stock present at the 2014 Annual Meeting, represented in person or by proxy, and entitled to vote on the matter is required to elect a nominee to the position of director. The seven nominees receiving the greatest number of affirmative votes will be elected as directors.

THE BOARD HAS DETERMINED THAT EACH NOMINEE IS QUALIFIED TO SERVE AS A DIRECTOR AND RECOMMENDS A VOTE “FOR” THE ELECTION OF ITS NOMINEES FOR DIRECTORS.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF EIDE BAILLY LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANT FIRM

The Board, acting on the recommendation of the Audit Committee, has selected Eide Bailly LLP as the Company’s independent registered public accountant for the fiscal year ending November 30, 2014 (the “2014 fiscal year”). Eide Bailly LLP has been the Company’s independent registered public accountant since July 2006. The firm has advised the Company that it has no relationship to the Company except that of independent public accountant.

A representative of Eide Bailly LLP is expected to be present at the 2014 Annual Meeting of Stockholders. Such representative will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions regarding audit of the financial statements.

Audit Fees

The following table presents fees for professional services billed by Eide Bailly LLP to the Company for the audit of the Company’s annual financial statements, the review of the Company’s interim financial statements, and related services for the fiscal years ended November 30, 2013, and November 30, 2012.

Category	Fiscal Year	Fees
Audit Fees(1)	2013	$110,652
	2012	$103,800
Audit-Related Fees(2)	2013	$-
	2012	$-
Tax Fees(3)	2013	$32,695
	2012	$27,820
All Other Fees(4)	2013	$505
	2012	$25,930

(1)

Audit fees represent fees billed for each of the last two fiscal years for professional services provided for the audit of the Company’s annual financial statements and review of the Company’s quarterly financial statements in connection with the filing of current and periodic reports.

(2)	Audit-related fees represent fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements.

(3)

Tax fees represent fees billed for each of the least two fiscal years for tax compliance, tax advice and tax planning, which included preparation of tax returns and, in 2012, fees of $9,820 relating to assistance in responding to IRS exams.

(4)

Other fees represent fees billed in relation to review of the Company’s proxy statement, attendance at the Company’s annual meeting, and the audit of the financial statements of Universal Harvester Co., Inc. in connection with the Company's acquisition of substantially all of the assets of Universal Harvester Co., Inc. in May 2012.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee pre-approved the engagement of Eide Bailly LLP as the Company’s principal independent registered public accountant to perform audit services for the Company. The Audit Committee pre-approves all auditing services and permitted non-audit services, including the fees and terms of those services, to be performed for the Company by its independent auditor prior to engagement. One hundred percent (100%) of the services referenced above were pre-approved by our Audit Committee.

Required Vote and Board Recommendation

If a quorum is present, the affirmative vote of the stockholders holding a majority of the shares of common stock represented at the 2014 Annual Meeting, whether in person or by proxy, and entitled to vote on the matter is required to ratify the selection of the independent public accountant.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF EIDE BAILLY LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANT.

PROPOSAL 3

APPROVAL, ON AN ADVISORY BASIS, OF NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act requires that the Company provide its stockholders with the opportunity to vote to approve, on a non-binding and advisory basis, the compensation of our named executive officer as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC. In accordance with the preference of our stockholders, as expressed in a non-binding advisory vote on the frequency of advisory votes on executive compensation at last year’s annual stockholder meeting, the Company has determined to hold annual advisory votes on the compensation of the named executive officer.

We seek to closely align the interests of our named executive officer with the interests of our stockholders. We designed our compensation program to reward our named executive officer for her individual performance and contributions to our overall business objectives and for achieving and surpassing the financial goals set by our Compensation and Stock Option Committee and our Board.

The vote on this resolution is not intended to address any specific element of compensation. Instead, the vote relates to the overall compensation of our named executive officer, as described in this proxy statement, in accordance with the compensation disclosure rules of the SEC.

Accordingly, we ask our stockholders to vote on the following resolution at the 2014 Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officer, as disclosed in the Company’s Proxy Statement for the 2014 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the summary compensation table and the other related tables and disclosure.”

While the Board and especially the Compensation and Stock Option Committee intend to carefully consider the results of the voting on this proposal when making future decisions regarding executive compensation, the vote is not binding on the Company or the Board and is advisory in nature. To the extent there is any significant vote against the compensation of our named executive officer in this Proposal 3, the Compensation and Stock Option Committee will evaluate what actions may be necessary to address our stockholders’ concerns.

Required Vote and Board Recommendation

If a quorum is present, the affirmative vote of the stockholders holding a majority of the shares of common stock represented at the 2014 Annual Meeting, whether in person or by proxy, and entitled to vote on the matter is required to approve the compensation of the named executive officer. This vote is advisory and is not binding on the Company, the Board or the Compensation and Stock Option Committee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICER.

OTHER INFORMATION

CORPORATE GOVERNANCE

Our Board currently has seven members: Thomas E. Buffamante, David R. Castle, Joseph R. Dancy, James Lynch, Douglas McClellan, J. Ward McConnell, Jr. and Marc H. McConnell.  From January 1, 2013, when David R. Castle rejoined the Board, until April 25, 2013, when Fred W. Krahmer left the Board, the Board was comprised of eight members: Thomas E. Buffamante, David R. Castle, Joseph R. Dancy, James Lynch, Douglas McClellan, J. Ward McConnell, Jr., Marc H. McConnell, and Fred W. Krahmer.

Pursuant to the Company’s Bylaws, the Board has set the size of the Board at seven directors as of the 2014 Annual Meeting. All of our directors are “independent” within the definition provided by NASDAQ Rule 5605, with the exception of J. Ward McConnell, Jr. and Marc H. McConnell. The Board has determined that J. Ward McConnell, Jr. and Marc H. McConnell are not independent due to their receipt of payments from the Company as compensation for services they provided as Chairman of the Board and Vice Chairman of the Board, respectively. In considering the independence of J. Ward McConnell, Jr. and Marc H. McConnell, the Board also considered the family relationship between J. Ward McConnell, Jr. and Marc H. McConnell; that Art’s-Way Vessels, Inc. made two sales of pressure vessels to an entity owned by J. Ward McConnell, Jr. and for which Marc H. McConnell is a director and is involved in the management of such entity; and that the Company made purchases from another entity owned and operated by J. Ward McConnell, Jr. In also considering the independence of Mr. Dancy, the Board considered Mr. Dancy’s beneficial ownership of 5.78% of the outstanding common stock of the Company.

The Board held five meetings during the 2013 fiscal year. Each director attended at least 75% of the total number of Board meetings held while the director served during the 2013 fiscal year and the total number of meetings held by all committees of the Board on which the director served during the 2013 fiscal year. The Board encourages all directors to attend the Company’s annual meetings, but does not have a formal attendance policy. The Company’s last annual meeting of the stockholders held on April 25, 2013 was attended by all of our directors.

The Board has an Audit Committee and a Compensation and Stock Option Committee. The Board as a whole functions as the Company’s Nominating Committee, although director nominees are recommended by our independent directors without participation of the non-independent directors.

The Board’s Role in Risk Oversight

It is management’s responsibility to manage risk and bring to the Board’s attention the most material risks to the Company. The Board has oversight responsibility of the processes established to report and monitor systems for material risks applicable to the Company. The Audit Committee provides oversight of management with respect to enterprise-wide risk management, which focuses primarily on risks relating to commodity pricing (such as steel), the Company’s ability to maintain appropriate levels of credit and insurance coverage, and financial and accounting, legal and compliance risks, including oversight of inventory accounting and other internal controls over financial reporting. In addition, the Compensation and Stock Option Committee considers risks related to the attraction and retention of talent and risks relating to the design of compensation programs and arrangements. The Compensation and Stock Option Committee reviews compensation and benefits plans affecting all employees, including the executive officers. We have determined that it is not reasonably likely that compensation and benefit plans create risks that would have a material adverse effect on the Company. The full Board considers strategic risks and opportunities and regularly receives detailed reports from management and the committees with respect to their areas of responsibility for risk oversight.

Board Leadership Structure

We separate the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. The Chief Executive Officer is responsible for the day to day leadership and performance of the Company, while J. Ward McConnell, Jr., as the Chairman of the Board, provides guidance to the Chief Executive Officer; sets the strategic direction for the Company; sets the agenda for Board meetings; and presides over meetings of the full Board. In order to facilitate succession planning, the Board has designated Marc H. McConnell as Vice Chairman of the Board.

Because the Board has determined that neither our Chairman of the Board nor Vice Chairman of the Board satisfy the definition of “independence” as set forth in NASDAQ Rule 5605, our Board has appointed James Lynch to serve as “presiding director” over all executive sessions of independent directors which are required under NASDAQ rules.

Code of Ethics

The Company has adopted a Code of Ethics (the “Code”), which is applicable to all directors, officers and employees of the Company. The Code covers all areas of professional conduct, including customer and supplier relationships, conflicts of interest, insider trading, confidential information, accuracy of company records, public disclosures, contact with government officials, and workplace behavior. It requires strict adherence to all laws and regulations applicable to our business. Persons who are subject to the Code are required to bring any violations and suspected violations of the Code to the Company’s attention, through their supervisor, management, outside legal counsel, or confidential communication with the Chairman of the Audit Committee. The Code of Ethics is posted to our website at http://www.artsway-mfg.com/corporate-governance/. We intend to include on our website, within the time period required by form 8-K, any amendment to, or waiver from, a provision of our Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions, that relates to any element of the Code of Ethics definition enumerated in Item 406(b) of Regulation S-K.

Audit Committee

The principal functions of the Audit Committee are to evaluate and review the Company’s financial reporting process and systems of internal controls. The Audit Committee evaluates the independence of the Company’s independent auditor, recommends selection of the Company’s independent auditor to the Board, approves fees to be paid to our independent auditor, and reviews the Company’s financial statements with management and the independent auditor. The Audit Committee has recommended to the Board the appointment of Eide Bailly LLP to serve as the Company’s independent auditor for the 2014 fiscal year.

The Audit Committee operates under a written charter, which is available on our website at http://www.artsway-mfg.com/corporategovernance/. Under the charter, the Audit Committee must be comprised of not less than three members of the Board and its composition must otherwise satisfy NASDAQ requirements applicable to audit committees. The current members of the Audit Committee are Thomas E. Buffamante (Chairman), Douglas McClellan, and Joseph R. Dancy. Fred W. Krahmer also served on the Audit Committee for a portion of the 2013 fiscal year, until January 25, 2013, when he was replaced by Joseph R. Dancy. The Board has determined that all members of the Audit Committee who served during fiscal year 2013 are independent under the definition of “independence” provided by NASDAQ Rule 5605 and Rule 10A-3 of the Securities Exchange Act of 1934. The Board has determined that Mr. Buffamante is an “audit committee financial expert” as defined by applicable SEC regulations. The Audit Committee held six meetings during the 2013 fiscal year.

Report of the Audit Committee

The following report of the Audit Committee shall not be deemed to be filed with the SEC or incorporated by reference in any previous or future documents filed by the Company with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the reference in any such document.

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process. The Company’s independent registered public accountant is responsible for performing an independent audit of the Company’s financial statements and expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles.

The members of the Audit Committee have reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended November 30, 2013. The members of the Audit Committee have discussed with Eide Bailly LLP, the Company’s independent auditor, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The members of the Audit Committee have received and reviewed the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding communications with the audit committee concerning independence, and the members of the Audit Committee have discussed with Eide Bailly LLP their independence from management and the Company. The members of the Audit Committee have considered whether the provision of services by Eide Bailly LLP referred to above not related to the audit of the financial statements and the reviews of the interim financial statements included in the Company’s Forms 10-Q are compatible with maintaining Eide Bailly LLP’s independence, and have determined that they are compatible and do not impact Eide Bailly LLP’s independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements referred to above should be included in our Annual Report on Form 10-K accompanying this Proxy Statement and filed with the SEC for the fiscal year ended November 30, 2013.

Audit Committee

Thomas E. Buffamante, Chairman

Joseph R. Dancy

Douglas McClellan

Compensation and Stock Option Committee

The current members of the Compensation and Stock Option Committee are David R. Castle (Chairman), James Lynch, and Douglas McClellan. Fred W. Krahmer also served as the Chairman of the Compensation and Stock Committee for a portion of the 2013 fiscal year, until January 25, 2013, when he was replaced by David R. Castle. All members of the Compensation and Stock Option Committee who served during fiscal year 2013 are independent within the definition of “independence” provided by NASDAQ Rule 5605. The Compensation and Stock Option Committee operates under a written charter, which is available on our website at http://www.artsway-mfg.com/corporate-govemance/. Under the charter, the Compensation and Stock Option Committee must consist of two or more members of the Board, and each member must meet applicable NASDAQ independence standards.

The Board has authorized the Compensation and Stock Option Committee to review and advise management on a broad range of compensation policies, such as salary ranges and incentive programs for employees although the Company’s executive officer is responsible for establishing specific terms of compensation for Company employees who are not subject to Section 16 of the Securities Exchange Act of 1934. The Board retains authority to set director compensation. Although the Board administers the Company’s 2011 Equity Incentive Plan, the Compensation and Stock Option Committee remains responsible for recommending to the Board any equity awards to the Company’s Chief Executive Officer, and the Board may delegate to the Compensation and Stock Option Committee additional administrative duties for the 2011 Equity Incentive Plan in the future. Neither the Compensation and Stock Option Committee nor the Board engages compensation consultants to assist in determining or recommending the amount or form of compensation for executive officers or directors. Executive officers do not have any role in determining or recommending the amount or form of executive officer or director compensation. The Compensation and Stock Option Committee may delegate its responsibilities to subcommittees to the extent permitted by applicable laws and regulations; however, such subcommittees are not permitted to have decision-making authority and are required to report regularly to the full Compensation and Stock Option Committee. The Compensation and Stock Option Committee had one meetings during the 2013 fiscal year.

Nominating Committee

The Board as a whole performs the functions of a Nominating Committee. The Board has determined that each of our directors is independent under the definition of “independence” provided by NASDAQ Rule 5605, with the exception of J. Ward McConnell, Jr. and Marc H. McConnell for the reasons identified above. Because the Board consists solely of persons who are neither employees nor officers of the Company and a majority of our directors are independent, the Board does not deem it necessary to have a separate Nominating Committee. In accordance with NASDAQ requirements, all seven of the director nominees for the 2014 Annual Meeting were recommended by a majority of the independent directors without participation of the non-independent directors. The Board met once during the 2013 fiscal year for the purpose of evaluating candidates for director nominees.

The principal purpose of the Board, acting as the Nominating Committee, is to identify and evaluate qualified individuals for membership on the Board. The Board annually considers the size, composition and needs of the Board in evaluating director candidates and recommends director nominees for election at each annual meeting of stockholders. The Board operates as the Nominating Committee pursuant to a written charter, which is available on our website at http://www.artsway-mfg.com/corporate-governance/.

Selection of Director Nominees

In selecting nominees for directors, the Board, acting as the Company’s Nominating Committee, will consider all candidates submitted, including incumbent Board members, based upon the qualifications of the candidates, the business and financial experience of the candidates, the experience of the candidates serving on public company boards of directors, and other skills sets deemed appropriate by the Board to enact the mission and business purposes of the Company. Our Criteria and Policies for Director Nominations (the “Nominations Policies”), which were adopted by the Board, acting as the Company’s Nominating Committee, on July 28, 2009 and are attached as Annex A to the Nominating Committee Charter. The Nominations Policies specify that directors must have certain minimum qualifications, including the ability to read and understand basic financial statements, familiarity with the Company’s business and industry, high moral character and mature judgment and the ability to work collegially with others.

Diversity is also a factor in evaluating director nominees. The Nominations Policies do not restrict the criteria that the Board may consider when evaluating diversity. The Board typically considers diversity of experience, skill, geographic representation and background as factors in the selection of new director nominees, with the goal of assembling a board of directors with complementary skill sets and viewpoints. The Board has not adopted a standalone diversity policy at this time. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

Currently, the Company does not engage any third parties, for a fee or otherwise, to identify or evaluate potential nominees. The Board will consider director candidates recommended by holders of the Company’s common stock on the same basis as any other candidate submitted for consideration as a nominee. No nominations for candidates were received from any holders of common stock for the 2014 Annual Meeting.

In order for a candidate to be considered for nomination by the Board, a stockholder must submit to the attention of the Chief Executive Officer of the Company a written recommendation that contains the following information:

(1)	the full name and address of the stockholder or group submitting the recommendation;
(2)	the number of shares of common stock of the Company owned by the stockholder or group submitting the recommendation, and the date such shares were acquired;
(3)	the full name and address of the director nominee;
(4)	the age of the director nominee;
(5)	a five-year business history of the director nominee;
(6)	the amount of common stock of the Company owned by the director nominee;
(7)	whether the director nominee can read and understand basic financial statements;
(8)	the director nominee’s other board memberships, if any;
(9)	any family relationships between the director nominee and any executive officer or current director of the Company;
(10)	any business transactions between the director nominee or the candidate’s business and the Company;
(11)	a written consent of the director nominee to be named in the Company’s proxy statement and to serve as a director if elected; and
(12)	a written consent of the stockholder or group to be named in the Company’s proxy statement.

Additionally, any holder of common stock nominating a candidate is encouraged to set forth any other qualifications which he or she believes the candidate has to serve as director of the Company and the reasons why the holder believes the candidate should be elected to the Board. The Board may require the stockholder or nominee to furnish additional information to evaluate the nominee’s suitability. In the event a stockholder does not comply with the nomination process described in this Proxy Statement, the proposed nomination may be declared defective and disregarded.

Pursuant to the Company’s Bylaws, stockholders who intend to present a proposal or director nomination at the 2015 Annual Meeting of Stockholders without including such proposal or nomination in the Company’s proxy statement must deliver to the Company notice of such proposal no earlier than January 24, 2015 (approximately 90 days prior to the one year anniversary of this year’s meeting) and no later than February 23, 2015 (approximately 60 days prior to the one year anniversary of this year’s meeting). The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

SECURITY HOLDER COMMUNICATIONS TO THE BOARD OF DIRECTORS

Any holder of common stock wishing to communicate with the Board about any matter involving the business or operations of the Company should send the communication, in written form, to the Chief Executive Officer of the Company at the Company’s principal place of business at 5556 Highway 9, Armstrong, Iowa, 50514-0288. The Chief Executive Officer of the Company will promptly send the communication to each member of the Board or, if applicable, specified individual directors.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS

The following table sets forth the name and address of the persons known to the Company who beneficially own more than 5% of the issued and outstanding shares of common stock of the Company as of March 4, 2014.

Title of Class	Name of and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
Common Stock	J. Ward McConnell, Jr. 4309 Mariner Way Ft. Myers, Florida 33919	1,552,991 shares(3)	38.28%

Common Stock	Joseph R. Dancy 1007 Beaver Creek Duncanville, Texas 75137	233,800 shares(4)	5.77%

(1)

Beneficial ownership is determined in accordance with SEC rules and generally includes holding, voting and investment power with respect to the securities. Unless otherwise noted, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.

(2)	Based on 4,046,552 shares issued and outstanding as of March 4, 2014.
(3)

Includes 1,542,991 shares held in the J. Ward McConnell, Jr. Living Trust, of which J. Ward McConnell, Jr. has sole investment and voting power, and 10,000 shares underlying currently exercisable options.

(4)

As set forth in the Schedule 13D filed May 17, 2013, includes 91,000 shares held by Mr. Dancy, individually and by the Joseph R. Dancy IRA; 4,000 shares underlying currently exercisable options; 53,000 shares held by Ms. Victoria A. Dancy, individually; and 85,800 shares held by LSGI Technology Venture Fund L.P., a Texas limited partnership of which LSGI Advisors Inc. is the general partner and of which Mr. Dancy, Ms. Dancy, the Joseph R. Dancy Irrevocable Trust (for the benefit of Joseph R. Dancy), the Victoria A. Dancy Irrevocable Trust (for the benefit of Victoria A. Dancy), Mr. and Ms. Dancy’s two children, and LSGI Advisors Inc. are limited partners. Mr. and Ms. Dancy have disclaimed beneficial ownership of 138,800 shares and 180,800 shares, respectively, except to the extent of their pecuniary interests therein. Mr. Dancy has sole investment and voting power as to those shares held by him individually and by the Joseph R. Dancy IRA and as to the shares underlying the currently-exercisable options. Mr. Dancy has shared voting and investment power as to all other shares beneficially owned by him.

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

The following table shows certain information with respect to the Company’s common stock beneficially owned by directors, director nominees, and executive officers of the Company as of March 4, 2014. The shares shown as beneficially owned include shares which executive officers, directors, and director nominees are entitled to acquire pursuant to outstanding stock options exercisable within 60 days of March 4, 2014.

Name of Beneficial Owner	Position	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)

Thomas E. Buffamante	Director	23,000 shares(3)	*
David R. Castle	Director	14,000 shares(4)	*
Joseph R. Dancy	Director	233,800 shares(5)	5.77%
James Lynch	Director	17,600 shares(6)	*
Douglas McClellan	Director	53,000 shares(7)	1.31%
J. Ward McConnell, Jr.	Chairman of the Board and Director	1,552,991 shares(8)	38.28%
Marc H. McConnell	Vice Chairman of the Board and Director	16,250 shares(9)	*
Carrie Majeski	President, Chief Executive Officer and interim Chief Financial Officer	39,500 shares(10)	*
Directors and Executive Officers as a Group (8 individuals)		1,950,141 shares(11)	47.29%

* Less than 1%

(1)

Beneficial ownership is determined in accordance with SEC rules and generally includes holding, voting and investment power with respect to the securities. Unless otherwise noted, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.

(2)	Based on 4,046,552 shares issued and outstanding as of March 4, 2014.
(3)

Includes 2,000 shares which can be purchased within 60 days of March 4, 2014 pursuant to stock options granted and exercisable under the 2007 Non-Employee Directors’ Stock Option Plan, and 6,000 shares which can be purchased within 60 days of March 4, 2014 pursuant to stock options granted and exercisable under the 2011 Equity Incentive Plan.

(4)	Includes 2,000 shares which can be purchased within 60 days of March 4, 2014 pursuant to stock options granted and exercisable under the 2011 Equity Incentive Plan.
(5)

Includes 91,000 shares held by Mr. Dancy, individually and by the Joseph R. Dancy IRA; 4,000 shares which can be purchased within 60 days of March 4, 2014 pursuant to stock options granted and exercisable under the 2011 Equity Incentive Plan; 53,000 shares held by Ms. Victoria A. Dancy, individually; and 85,800 shares held by LSGI Technology Venture Fund L.P., a Texas limited partnership of which LSGI Advisors Inc. is the general partner and of which Mr. Dancy, Ms. Dancy, the Joseph R. Dancy Irrevocable Trust (for the benefit of Joseph R. Dancy), the Victoria A. Dancy Irrevocable Trust (for the benefit of Victoria A. Dancy), Mr. and Ms. Dancy’s two children, and LSGI Advisors Inc. are limited partners.

(6)	Includes 6,000 shares which can be purchased within 60 days of March 4, 2014 pursuant to stock options granted and exercisable under the 2011 Equity Incentive Plan.
(7)

Includes 2,000 shares which can be purchased within 60 days of March 4, 2014 pursuant to stock options granted and exercisable under the 2007 Non-Employee Directors’ Stock Option Plan, and 6,000 shares which can be purchased within 60 days of March 4, 2014 pursuant to stock options granted and exercisable under the 2011 Equity Incentive Plan.

(8)

Includes 1,542,991 shares held in the J. Ward McConnell, Jr. Living Trust, of which J. Ward McConnell, Jr. has sole investment and voting power, 4,000 shares which can be purchased within 60 days of March 4, 2014 pursuant to stock options granted and exercisable under the 2007 Non-Employee Directors’ Stock Option Plan, and 6,000 shares which can be purchased within 60 days of March 4, 2014 pursuant to stock options granted and exercisable under the 2011 Equity Incentive Plan.

(9)

Includes 250 shares held indirectly by Marc McConnell’s spouse, of which Marc McConnell has shared voting and investment power, and 6,000 shares which can be purchased within 60 days of March 4, 2014 pursuant to stock options granted and exercisable under the 2011 Equity Incentive Plan.

(10)

Includes 33,000 shares which can be purchased within 60 days of March 4, 2014 pursuant to stock options granted and exercisable under the 2007 Employee Stock Option Plan, and 1,500 shares of restricted stock granted under the 2011 Equity Incentive Plan for which risks of forfeiture lapse as follows: 500 shares on March 1, 2015, March 1, 2016, and March 1, 2017.

(11)

Includes 8,000 shares which can be purchased within 60 days of March 4, 2014 pursuant to stock options granted and exercisable under the 2007 Non-Employee Directors’ Stock Option Plan, 33,000 shares which can be purchased within 60 days of March 4, 2014 pursuant to stock options granted and exercisable under the 2007 Employee Stock Option Plan, 36,000 shares which can be purchased within 60 days of March 4, 2014 pursuant to stock options granted and exercisable under the 2011 Equity Incentive Plan, and 1,500 shares of restricted stock granted under the 2011 Equity Incentive Plan for which risks of forfeiture lapse as follows: 500 shares on March 1, 2015, March 1, 2016 and March 1, 2017.

EXECUTIVE OFFICERS

Carrie Majeski, age 38, is currently serving as our President, Chief Executive Officer and interim Chief Financial Officer. Ms. Majeski joined the Company in April 2004 and was appointed Chief Financial Officer in July 2004, a position she held until January 2012. Ms. Majeski was appointed to the additional roles of President and Chief Executive Officer on October 18, 2007. Following Jason Feucht’s resignation as Chief Financial Officer in September 2012, Ms. Majeski was appointed interim Chief Financial Officer. Prior to joining the Company, Ms. Majeski was responsible for all of the functions of a controller at Tyco Plastics of Fairmont, Minnesota.

EXECUTIVE COMPENSATION

The compensation philosophy of the Company is to provide a compensation package to executive officers that will maximize long-term stockholder value. The components of executive officer compensation, including that of Ms. Majeski, who serves as President, Chief Executive Officer and interim Chief Financial Officer, are base salary, cash incentive compensation and equity awards.

The Company’s policy is to pay base salaries that are at, or near, the average base salary for similar companies. The Compensation and Stock Option Committee annually determines whether to recommend to the Board salary increases for the Company’s executive officers, which recommendation is based on current salaries and individual performance during the past year. Other components of officer compensation are generally also reviewed annually.

Prior to fiscal year 2012, in order to incentivize and reward high performance, the Compensation and Stock Option Committee annually determined whether to recommend that the Company’s executive officers receive a discretionary cash bonus for services rendered in the prior year. The recommendation was subject to the Compensation and Stock Option Committee’s discretion and was based upon an evaluation of the Company’s year-end financial statements. Company profitability was the underlying factor in the Compensation and Stock Option Committee’s determination of whether to recommend the annual bonus.

For fiscal year 2012, the Board adopted an incentive compensation pool and incentive compensation plans for the Chairman of the Board, Vice Chairman of the Board, Chief Executive Officer, Chief Financial Officer, and certain other key employees. Under the approved incentive arrangements, the foregoing individuals were eligible for maximum cash incentives as follows: Chairman of the Board, $187,500; Vice Chairman of the Board, $48,000; Chief Executive Officer, $87,000; and Chief Financial Officer, $41,000. Each individual had the potential to earn specified levels of incentive compensation, up to the established maximum amounts, upon achievement of growth objectives related to earnings per share, operating income before taxes in the Pressurized Vessels segment, capital investments in the Company’s core business segments, and execution of strategic initiatives. These objectives, and the target incentive compensation thresholds and gradations, are based on an analysis of market data conducted by the Compensation and Stock Option Committee, along with consideration of the Company’s circumstances and opportunities. They reflect the belief of the Board and Compensation and Stock Option Committee that defined annual incentives should be closely aligned with financial performance and opportunities for long-term growth.

The Board continued this compensation pool and the incentive compensation plans for fiscal year 2013 and 2014. The possible maximum cash incentives for fiscal year 2013 were as follows: Chairman of the Board, $187,500; Vice Chairman of the Board, $48,000; and Chief Executive Officer, $87,000. The relevant growth objectives for fiscal year 2013 were related to earnings per share, staff development and reporting in the accounting department, profitability in the Pressurized Vessels segment, and strategic growth. The possible maximum cash incentives for fiscal year 2014 are as follows: Chairman of the Board, $201,000; Vice Chairman of the Board, $58,500; and Chief Executive Officer, $102,700. The relevant objectives for fiscal year 2014 pertaining to the Chairman and Vice Chairman are earnings per share, increased sales and profit outside of the Company’s Manufacturing segment, and capital improvements. The relevant objectives for fiscal year 2014 pertaining to the Chief Executive Officer are related to earnings per share, productivity, on time deliveries and increased sales and profit outside of the Company’s Manufacturing segment, timely financial reporting and staff development.

Equity awards have historically been the third component of the Company’s compensation package for executive officers. Equity awards such as stock options and restricted stock are awarded to provide long-term incentives to align the objectives of executive officers with the interests of stockholders in maximizing long-term growth.

The Company also has a 401(k) Savings Plan which covers substantially all full-time employees, including executive officers. Participating employees contribute to the 401(k) Savings Plan through salary reductions. The Company contributes a discretionary percentage of the 401(k) Savings Plan participants’ salary deferrals. The Company typically matches 25% of a participant’s contribution for every 1% that he or she contributes, up to 1% of the participant’s salary. Management of the 401(k) Savings Plan assets is currently vested with American United Life of Indianapolis, Indiana. Vesting of participants is 20% per year of employment until 100% vested after six years.

The Company entered into a written employment agreement with Ms. Majeski on December 20, 2011, the provisions of which are consistent with the Company’s compensation philosophy. The agreement, which was deemed effective as of December 1, 2011, provides for at-will employment and an initial annual base salary of $145,000. Ms. Majeski is also eligible to receive incentive compensation, including cash bonuses and equity awards, in the exclusive discretion of the Board (or a committee authorized by the Board), and to participate in any and all other employee benefit plans that are generally available to the Company’s employees.

Upon signing the agreement, as consideration for her agreement not to compete with the Company or solicit the Company’s employees or customers during the term of her employment with the Company or for one year thereafter, Ms. Majeski received a restricted stock award for 2,000 shares of Company common stock, which was issued under the Company’s 2011 Equity Incentive Plan. The risks of forfeiture for the restricted stock award lapsed as to 400 shares on the date the agreement was executed, lapsed as to 800 shares on the first anniversary date of the grant and lapsed as to 800 shares on the second anniversary date of the grant. The award is governed by the 2011 Equity Incentive Plan and the Company’s form of restricted stock award agreement.

Ms. Majeski’s employment agreement may be terminated at any time by either party. If the agreement is terminated by the Company without cause (as defined in the agreement), the Company may be required to pay up to 12 weeks of compensation and benefits to Ms. Majeski, in exchange for her release of any and all claims against the Company and her compliance with the non-competition and non-solicitation provisions of the agreement. The agreement also contains confidentiality and assignment of inventions provisions that survive the termination of the agreement for an indefinite period.

During the 2012 fiscal year, Ms. Majeski, who is our only executive officer who meets the definition of a “named executive officer” under Item 402 of Regulation S-K, received base salary of $145,000. Pursuant to the incentive compensation plan discussed above, Ms. Majeski received incentive compensation of $58,290 based on fiscal 2012 performance, which was paid in the 2013 fiscal year.

On January 25, 2013, the Board increased Ms. Majeski’s annual base salary to $150,000, effective immediately. On March 1, 2013, Ms. Majeski received a restricted stock award for 2,500 shares of Company common stock, which was issued under the Company’s 2011 Equity Incentive Plan. The risks of forfeiture for the restricted stock award lapsed as to 500 shares on March 1, 2013 and March 1, 2014 and will lapse as to 500 shares annually on each of March 1, 2015 through March 1, 2017, provided that Ms. Majeski remains employed by the Company on those dates. The award is governed by the 2011 Equity Incentive Plan and the Company’s form of restricted stock award agreement.

On January 31, 2014, the Board increased Ms. Majeski’s annual base salary to $157,500, effective for the 2014 fiscal year. Additionally, pursuant to the incentive compensation plan discussed above, Ms. Majeski received incentive compensation of $27,300 based on fiscal 2013 performance, which was paid in the 2014 fiscal year.

2013 Say on Pay Results

At our Annual Meeting held April 25, 2013, our stockholders had the opportunity to cast a non-binding advisory vote on the compensation of the named executive officer. Approximately 97% of the shares voted at the meeting approved the named executive officer’s compensation. The Board and the Compensation and Stock Option Committee welcomed this feedback and intend to continue their practice of linking Company performance with executive compensation decisions in order to maximize long-term stockholder value.

Summary Compensation Table

The following table sets forth all compensation paid or payable by the Company during the last two fiscal years to Carrie Majeski, who served as the Company’s President, Chief Executive Officer and interim Chief Financial Officer during the 2013 fiscal year. The Company has no other executive officers for whom compensation disclosure is required.

Name and Position	Fiscal Year	Salary ($)	Stock Awards ($)(1)	Nonequity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total Compensation ($)
Carrie Majeski,	2013	150,000	16,200	27,300	450	193,950
President, CEO & interim CFO	2012	145,000	16,200	58,290	200	219,690

(1)

Represents the grant date fair value of restricted stock awarded during the fiscal years ended November 30, 2012 and November 30, 2013, in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation, under the 2011 Equity Incentive Plan. Please refer to Note 11 of the financial statements included in our 2013 Annual Report on Form 10-K for a discussion of the assumptions made in the valuation of this restricted stock award.

(2)	Represents incentive compensation paid pursuant to the incentive compensation plan adopted by the Board for Ms. Majeski.

(3)	Represents dividends paid on the restricted stock granted to Ms. Majeski.

Outstanding Equity Awards at 2013 Fiscal Year-End

As of the fiscal year ended November 30, 2013, Carrie Majeski, our President, Chief Executive Officer and interim Chief Financial Officer, held outstanding stock options to purchase a total of 33,000 shares of common stock of the Company. The options are fully vested and exercisable. These options were granted on October 1, 2007, February 1, 2008, and August 6, 2010 pursuant to the 2007 Employee Stock Option Plan. On December 20, 2011, Ms. Majeski received a restricted stock award for 2,000 shares of Company common stock, which was issued under the Company’s 2011 Equity Incentive Plan. The risks of forfeiture for the restricted stock award lapsed as to 400 shares on the date the agreement was executed, lapsed as to 800 shares on the first anniversary date of the grant and lapsed as to 800 shares on the second anniversary date of the grant. The award is governed by the 2011 Equity Incentive Plan and the Company’s form of restricted stock award agreement.

During our 2013 fiscal year, Ms. Majeski also received a restricted stock award for 2,500 shares of Company common stock, which was issued under the Company’s 2011 Equity Incentive Plan. The risks of forfeiture for the restricted stock award lapsed as to 500 shares each of on March 1, 2013 and March 1, 2014 and will lapse annually as to 500 shares on March 1, 2015 through March 1, 2018, provided that Ms. Majeski remains employed by the Company on those dates. The award is governed by the 2011 Equity Incentive Plan and the Company’s form of restricted stock award agreement. The following table sets forth the number of shares underlying outstanding equity awards as of November 30, 2013 and additional information relating to such awards:

		OPTION AWARDS			STOCK AWARDS
Name and Position	Grant Date	Number of Securities Underlying Unexercised Options, Number Exercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units that Have Not Vested ($)
Carrie Majeski, President, CEO and interim CFO	October 1, 2007	16,000 (1)	10.57	October 1, 2017	-	-
	February 1, 2008	12,000 (1)	13.38	February 1, 2018	-	-
	August 6, 2010	5,000 (1)	5.01	August 6, 2020	-	-
	December 20, 2011	-	-	-	800 (2)	4,999
	March 1, 2013	-	-	-	2,000 (3)	12,498

(1)	Fully exercisable

(2)	The risk of forfeiture for these shares of restricted stock lapsed on December 20, 2013.
(3)	The risk of forfeiture for these shares of restricted stock lapsed as to 500 shares on March 1, 2014 and will lapse in annual amounts of 500 shares on each of March 1, 2015 through March 1, 2017.

DIRECTOR COMPENSATION

The Company adopted a written director compensation plan on January 27, 2011. Pursuant to the plan, each director, other than the Chairman of the Board and the Vice Chairman of the Board, receives a $30,000 cash retainer for his service as a director during the fiscal year, with no committee or attendance fees. The Chairman of the Audit Committee receives an additional cash retainer of $5,000 per fiscal year. Subsequent to January 27, 2011, the Company also determined that the Chairman of the Compensation and Stock Option Committee should receive an additional cash retainer of $5,000 per fiscal year. The Chairman of the Board and the Vice Chairman of the Board receive annual cash retainers, which are currently set at $255,000 and $85,000, respectively. This compensation is to be paid quarterly in installments and is prorated to reflect a director who serves for less than a full fiscal year. In addition, each director is reimbursed for out-of-pocket expenses to attend all Board meetings and perform other services as a Board member. Director compensation is reviewed annually and adjustments may be adopted by the Board.

For fiscal year 2013, each director, other than the Chairman of the Board and Vice Chairman of the Board, received annual compensation totaling $30,000; however, the compensation paid to Fred W. Krahmer was prorated to $12,500, and the compensation paid to David R. Castle was prorated to $27,500, to reflect, respectively, the portions of the year each served on the Board. The Chairman of the Audit Committee, Thomas E. Buffamante, received an additional cash retainer of $5,000. The Chairman of the Compensation and Stock Option Committee, David R. Castle, received an additional cash retainer of $3,333. Our Chairman of the Board, J. Ward McConnell, Jr., received a cash retainer of $255,000 for fiscal year 2013. Our Vice Chairman of the Board, Marc. H. McConnell, received a cash retainer of $85,000 fiscal year 2013.

In addition, the Board has approved annual grants of fully-vested non-qualified stock options to purchase 2,000 shares of common stock, pursuant to the 2011 Equity Incentive Plan. In fiscal year 2013, the annual director stock option grant was made on April 25, 2013 to the directors elected to the Board at the 2013 Annual Meeting.

On January 31, 2014 the Board determined that our Chairman of the Board, J. Ward McConnell, Jr., will receive $267,750 for fiscal year 2014 and will continue to be eligible to receive incentive compensation. Additionally, the Vice Chairman of the Board, Marc H. McConnell, will receive $89,250 for fiscal year 2014, and will continue be eligible to receive incentive compensation.

As discussed above under “Executive Compensation,” for fiscal year 2013, the Board adopted an incentive compensation pool and incentive compensation plans for the Chairman of the Board, Vice Chairman of the Board, and Chief Executive Officer. Under the approved incentive arrangements, the foregoing individuals were eligible for maximum cash incentives as follows: Chairman of the Board, $191,250; Vice Chairman of the Board, $55,250; and Chief Executive Officer, $97,500. The relevant growth objectives for fiscal year 2013 are related to earnings per share, staff development and reporting in the accounting department, profitability in our Pressurized Vessels segment, and strategic growth. For fiscal year 2013, the Chairman of the Board received incentive compensation of $53,511 and the Vice Chairman of the Board received incentive compensation of $15,471.

The Board continued this compensation pool and the incentive compensation plans for fiscal year 2014. The possible maximum cash incentives for fiscal year 2014 are as follows: Chairman of the Board, $201,000; Vice Chairman of the Board, $58,500; and Chief Executive Officer, $102,700. The relevant objectives for fiscal year 2014 pertaining to the Chairman and Vice Chairman are earnings per share, increased sales and profit outside of the Company’s Manufacturing segment, and capital improvements. The relevant objectives for fiscal year 2014 pertaining to the Chief Executive Officer are related to earnings per share, productivity, on time deliveries and increased sales and profit outside of the Company’s Manufacturing segment, timely financial reporting and staff development.

Director Compensation Table for 2013 Fiscal Year

Our directors received the following compensation for the 2013 fiscal year:

Director Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)	Nonequity Incentive Plan Compensation ($)	Total Compensation ($)
Thomas E. Buffamante	35,000	300	0	35,300
David R. Castle	30,833	300	0	31,133
Joseph R. Dancy	30,000	300	0	30,300
Fred W. Krahmer	12,500	0	0	12,500
James Lynch	30,000	300	0	30,300
Douglas McClellan	30,000	300	0	30,300
J. Ward McConnell, Jr.	255,000	300	53,511 (2)	308,811
Marc H. McConnell	85,000	300	15,471 (3)	100,771

(1)

Represents the grant date fair value of options awarded during the fiscal year ended November 30, 2013, in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation. Non-qualified options to purchase 2,000 shares of common stock were granted to each director elected to the Board on April 25, 2013 pursuant to the 2011 Equity Incentive Plan. Please refer to Note 11 of the financial statements included in our 2013 Annual Report on Form 10-K for a discussion of the assumptions made in the valuation of the stock options. At fiscal year end the aggregate number of option awards outstanding for each non-employee director then serving as a director was as follows: J. Ward McConnell, Jr., 10,000; David R. Castle, 2,000; Douglas McClellan, 8,000; Marc McConnell, 6,000; James Lynch, 6,000; Thomas E. Buffamante, 8,000; and Joseph R. Dancy, 4,000.

(2)	Represents incentive compensation paid pursuant to the incentive compensation plan adopted by the Board for J. Ward McConnell, Jr. for the 2013 fiscal year.

(3)	Represents incentive compensation paid pursuant to the incentive compensation plan adopted by the Board for Marc McConnell for the 2013 fiscal year.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information concerning the Art’s-Way Manufacturing Co., Inc. 2007 Employee Stock Option Plan, the Art’s-Way Manufacturing Co., Inc. 2007 Non-Employee Directors’ Stock Option Plan, and the 2011 Equity Incentive Plan as of November 30, 2013.

	Number of securities to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	143,000	$9.00	330,500
Equity compensation plans not approved by security holders	0	N/A	0
Totals	143,000	$9.00	330,500

CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS

Described below are transactions and series of similar transactions that have occurred during the 2013 and 2012 fiscal years, to which we were or are a party in which:

•	the amounts involved exceeded the lesser of $120,000 or one percent of the average of our total assets at year end for our last two completed fiscal years; and

•	a director, executive officer, beneficial owner of more than 5% of any class of our voting securities or any member of their immediate family had or will have a direct or indirect material interest.

J. Ward McConnell, Jr. provides services to the Company in his role as Chairman of the Board. Mr. McConnell was paid a $255,000 Board retainer fee during fiscal 2013 for his service provided during the 2013 fiscal year, and received incentive compensation of $53,511 in 2013 for services rendered and Company performance during the Company’s 2013 fiscal year. As compensation for services provided during the 2012 fiscal year, Mr. McConnell received Board retainer fees of $250,000 paid during 2012. Mr. McConnell also received incentive compensation of $103,125 in 2012 for services rendered and Company performance during the Company’s 2012 fiscal year.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, and based solely on a review of the copies of such reports furnished to us and written representations from our officers and directors, all directors and officers filed timely reports of ownership and changes in ownership with the SEC.

OTHER INFORMATION

Management knows of no other matters which may be brought before the 2014 Annual Meeting. If any other matters are presented at the meeting on which a vote may properly be taken, the persons named as proxy holders in the enclosed proxy card will vote thereon in accordance with their discretion and best judgment.

ANNUAL REPORT AND FINANCIAL STATEMENTS

The Company’s Annual Report to security holders on Form 10-K, including the Company’s financial statements and the notes thereto for the fiscal year ended November 30, 2013, accompanies the delivery of this Proxy Statement.

We will provide a copy of exhibits to the Form 10-K upon written request and payment of specified fees. The written request for such Form 10-K and/or exhibits should be directed to Carrie Majeski, President, Chief Executive Officer and interim Chief Financial Officer of Art’s-Way Manufacturing Co., Inc. at 5556 Highway 9, Armstrong, Iowa, 50514-0288. Such request must set forth a good faith representation that the requesting party was a holder of record or a beneficial owner of common stock in the Company on March 4, 2014. The fiscal year 2013 Annual Report on Form 10-K complete with exhibits and the Proxy Statement are also available at no cost through the EDGAR database available from the SEC’s internet site (www.sec.gov), and on our website at http://www.artsway-mfg.com/investor-relations/.

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# *ART'S-WAY MANUFACTURING CO., INC.*

**This proxy is solicited by the Board of Directors for use at the 2014 Annual Meeting on April 29, 2014**

Your shares of stock will be voted as you specify on the reverse side.

**If no choice is specified, the proxy will be voted "FOR" each of the nominees for Director and "FOR" Proposals No. 2 and 3.**

By signing the proxy, you revoke all prior proxies and appoint J. Ward McConnell, Jr. and David R. Castle, and each of them, with full power of substitution, as proxies to vote your shares, in their full discretion, on the matters shown on the reverse side and any other matters which may come before the 2014 Annual Meeting and all adjournments and postponements thereof.

Attendance at the 2014 Annual Meeting or any adjournments or postponements thereof will not be deemed to revoke this proxy unless the undersigned revokes this proxy in writing.

**IMPORTANT: SIGNATURE REQUIRED ON REVERSE SIDE**

14475

ANNUAL MEETING OF STOCKHOLDERS OF

# ART'S-WAY MANUFACTURING CO., INC.

**Tuesday, April 29, 2014**

**10:00 a.m. Central Time**

**5556 Highway 9**

**Armstrong, Iowa 50514-0288**

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20730302000000001000 4 042914

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES AND "FOR" PROPOSALS No. 2 AND 3
THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect the following seven nominees to the Company's Board of Directors to serve as directors each for a term of one year.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

**INSTRUCTIONS:** To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

| | FOR | AGAINST | ABSTAIN |
|---|---|---|---|
| 2. To ratify the selection of Eide Bailly LLP as the Company's independent registered public accounting firm for the fiscal year ending November 30, 2014. | ☐ | ☐ | ☐ |
| 3. To approve, on a non-binding, advisory basis, named executive officer compensation. | ☐ | ☐ | ☐ |

| | YES | NO |
|---|---|---|
| Withhold granting of discretionary authority to vote on any other matters that may properly come before the 2014 Annual Meeting, or any adjournments or postponements thereof. | ☐ | ☐ |

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Please indicate if you plan to attend this meeting: ☐

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

**Note:** Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.